PAGE 1
KEYSTONE SMALL COMPANY GROWTH FUND (S-4)
SEEKS LONG-TERM GROWTH OF CAPITAL BY INVESTING IN EMERGING GROWTH COMPANIES.

Dear Shareholder:

We are pleased to report to you on the activities of Keystone Small Company Growth Fund (S-4) for the twelve-month period that ended May 31, l997. Following this letter, we have included an interview with the Fund's manager J. Gary Craven, in which he discusses his portfolio strategy.

PERFORMANCE

For the twelve-month period, which ended May 31, l997, your Fund produced a total return of -8.61%, exclusive of any deferred sales charge. The Russell 2000 Index rose 6.97% and the Russell 2000 Growth Index produced a total return of -5.48% for the same period.
  Your Fund's results were disappointing. It is important to remember, though, that they occurred during a time when small-company stocks in general, and technology stocks in particular, lagged behind large-company stock indices. During this period, particularly the last six months, we continued to reposition the Fund for greater consistency by emphasizing the stocks of companies that we believe have the potential to produce sustainable above-average growth over time.

ENVIRONMENT

During the twelve months, concerns about the pace of economic growth, accelerating inflation and higher interest rates held back the performance of small-company stocks. From mid-l996 until late-April 1997, small-company stock prices fluctuated broadly. During market corrections, small-cap stock prices declined more than those of large-company stocks; and during market rallies, their returns rose less than their large-cap counterparts. Finally, in the last six weeks of the period, the small stock market began to rally as investors appeared to recognize the attractive relative values there.

STRATEGY

Over the twelve-months, we emphasized companies with market capitalizations of $1 billion and under. We cut back on the stocks of companies that we believed had reached optimal price levels, and we invested in a variety of high-quality companies that we believed were selling at attractive prices and that have the potential to generate strong earnings over several years. In selecting stocks for the portfolio, we focused on businesses that appear to have sustainable above-average growth prospects. We sought companies in all sectors of the market, and we emphasized firms that had distinguishing attributes, such as strong management, unique product lines, and low-cost goods and services. We diversified your Fund's investments among a number of economic sectors, including technology, health care and finance.

OUTLOOK

Over the next several months, we believe small-company stocks should generate stronger returns than they have in the recent past. We think economic growth should be moderate and inflation and interest rates should be relatively low. Historically, small-company stocks have tended to perform well in this type of environment. In addition, small company stocks are relatively inexpensive. Even after the small-cap stock rally of April and May, valuations on small-company stocks, in comparison to large-cap stocks, were at their most attractive levels in several years. We believe these favorable conditions should bode well for small-cap stocks.
  As a small-company investor, you should keep in mind that one of the characteristics of small-company stocks is their volatility. They tend to fluctuate in value over short periods of time. Historically, large gains in the small-cap sector

                                  -- CONTINUED--

PAGE 2
KEYSTONE SMALL COMPANY GROWTH FUND (S-4)

have come during short time frames. Therefore, being invested in small-caps when they rally is crucial to being a successful small-cap investor. As we continue to restructure the portfolio, we believe that the companies in which we have invested are poised to achieve their highest profitability and fastest growth. In many areas, such as technology and health care, these companies are at a stage in their development when they are introducing products and services that have never existed. Generally, earnings growth in these types of companies is less dependent on the general level of economic activity and more on the success of their own particular product cycles.
  Thank you for your continued support of Keystone Small Company Growth Fund (S-4). If you have any questions or comments about your investment, we encourage you to write to us.

Sincerely,
/s/ Albert H. Elfner, III
Albert H. Elfner, III
CHAIRMAN
KEYSTONE INVESTMENT MANAGEMENT COMPANY
/s/ George S. Bissell
George S. Bissell
CHAIRMAN OF THE BOARD
KEYSTONE FUNDS

(Photo of Albert H.             (Photo of George S.
Elfner, III appears here)       Bissell appears here)
    ALBERT H. ELFNER, III             GEORGE S. BISSELL

June 1997

                               A Discussion With
                               Your Fund Manager

                   (Photo of J. Gary Craven appears here)

   J. GARY CRAVEN IS SENIOR VICE PRESIDENT AND CHIEF INVESTMENT OFFICER, SMALL COMPANY STOCKS AND PORTFOLIO MANAGER OF YOUR FUND. MR. CRAVEN IS A CHARTERED FINANCIAL ANALYST. PRIOR TO JOINING KEYSTONE IN NOVEMBER L996, HE WAS A PORTFOLIO MANAGER AT INVISTA CAPITAL MANAGEMENT, INC., A SUBSIDIARY OF THE PRINCIPAL FINANCIAL GROUP. AT INVISTA, HE MANAGED AN $860 MILLION SMALL COMPANY GROWTH PENSION ACCOUNT AND CO-MANAGED PRINCOR EMERGING GROWTH FUND AND PRINCOR GROWTH FUND, ALL OF WHICH HAD ATTRACTIVE PERFORMANCE RECORDS RELATIVE TO SMALL-CAP BENCHMARKS WHILE UNDER HIS MANAGEMENT. KEYSTONE'S SMALL COMPANY STOCK TEAM IS COMPOSED OF THREE PORTFOLIO MANAGERS AND SUPPORTED BY FIVE EQUITY ANALYSTS. TOGETHER, THEY SEARCH FOR STOCKS OF SMALL COMPANIES WITH SUSTAINABLE ABOVE-
                                     AVERAGE GROWTH RATES.

Q WHAT WAS THE INVESTMENT ENVIRONMENT FOR SMALL-CAP STOCKS LIKE DURING THE TWELVE-MONTH PERIOD?

A It was a volatile environment for small-cap stocks. Small caps generated very strong gains in l995, but midway through l996, the environment changed. Concerns about slower economic growth and rising interest rates made small-cap stocks less appealing to investors, and they shifted money to large-company stocks. Small company stocks were hit hardest during a market correction in the summer of l996 and, again, during the market downturn that occurred in March and April of l997. Toward the end of April, however, investors appeared to recognize that small-cap stock prices were at very attractive price levels and began to favor small-cap stocks. Small-cap stock prices rose and continued on an upward course through May 1997.

Q WHAT WAS YOUR STRATEGY FOR MANAGING THE PORTFOLIO DURING THE PERIOD?

A We invested in companies with market capitalizations of $1 billion and under. Our strategy was to reposition the portfolio to reduce volatility. We invested in high-quality companies that we believe have above average long-term growth prospects and that were relatively inexpensive. The companies we selected for the portfolio tended to have strong competitive positions in their market sectors and superior business models which have the potential to generate high returns on capital. These business models can include: low cost production, technological leadership, exceptional distribution systems and high-quality management teams.

Q TECHNOLOGY STOCKS ACCOUNTED FOR THE LARGEST AREA OF INVESTMENT. WHAT WAS ATTRACTIVE ABOUT TECHNOLOGY STOCKS?

A When we refer to technology stocks, we include a broad area that encompasses telecommunications, software and hardware businesses. During the period, we changed the composition of the technology portion of the portfolio. We sold stocks that we believed had reached optimal price levels. For example, we reduced two long-standing software holdings, McAfee Associates and BMC Software. We found opportunity in a number of other companies that were attractively priced and met our criteria for growth.

PAGE 4
KEYSTONE SMALL COMPANY GROWTH FUND (S-4)

TOP 5 INDUSTRIES

AS OF MAY 31, 1997

                                                PERCENTAGE OF
INDUSTRY                                         NET ASSETS
Information Services & Technology                    19.4%
Healthcare Products & Services                       11.2%
Finance & Insurance                                   9.8%
Oil                                                   8.7%
Electronics                                           7.3%

Q WHAT WERE SOME OF THE TECHNOLOGY COMPANIES YOU ADDED TO THE PORTFOLIO?

A We believe there are several dominant hardware companies in the technology sector, including Microsoft, Intel and Cisco Systems. Because these are very large companies, your Fund does not invest in them. However, we can take advantage of their strength by investing in smaller firms that do business with these larger firms. We increased our exposure to companies that we believe should benefit from providing products and services to large, dominant technology companies. Two examples are Avid Technology and Rational Software. Avid Technology produces editing software for the television and movie industries. It is currently developing this high-end technical equipment for the corporate and consumer markets. Rational Software produces software that makes it easier to write computer programs.

Q DID YOU MAKE ANY CHANGES IN THE FINANCE AREA?

A We made a number of changes in the finance sector. We eliminated stocks that we believe had reached their target price levels. We also were concerned about the impact that increases in interest rates could have on some lenders. As a result, when the Federal Reserve Board raised rates in March, we repositioned our investments from sub-prime lenders to higher quality lenders. We sold automobile loan companies and mortgage lending businesses and increased our emphasis on quality, regional banks. Going forward, we are optimistic about the potential for financial stocks. We believe that the need for financial services and products will increase for the rest of the decade and that the finance sector of the market should be one of the strongest growth areas.

Q SIX MONTHS AGO, OIL SERVICES STOCKS WERE AN AREA OF EMPHASIS FOR THE FUND. WERE THEY AS DOMINANT IN THE PORTFOLIO AT THE END OF THE PERIOD?

A We trimmed the Fund's exposure to oil services stocks as they reached their price objectives. Even though energy and oil services stocks have produced strong returns for more than a year, the level of drilling activity is increasing. We have concentrated Fund holdings in companies we believe are well positioned to participate in this activity. We cut back on ENSCO International, which had been the Fund's largest holding. It is still among the portfolio's top ten holdings, but we reduced its position in the portfolio.

Q HEALTH CARE STOCKS WERE AN IMPORTANT PART OF THE PORTFOLIO. HOW DID THESE STOCKS PERFORM?

A In the health care area, prices on several companies declined because of concerns about changes in Medicare regulations. We believe investors overreacted to the possible changes in Medicare, and we invested in several health care companies. These included Lincare, American Home Patients, and Rotech. These are home health care businesses that specialize in respiration technology, that is, they provide oxygen to patients with Asthma, Emphysema and Chronic Bronchitis. We also increased the portfolio's exposure to biotechnology companies.

TOP 10 HOLDINGS

AS OF MAY 31, 1997

                                                    PERCENTAGE OF
COMPANY                           INDUSTRY           NET ASSETS
BMC Software, Inc.          Information Services          3.0%
                            & Technology
Synopsis, Inc.              Information Services         2.2.%
                            & Technology
Maxim Integrated            Electronics                   1.7%
  Products, Inc.
Seacor Smit, Inc.           Oil                           1.7%
Astoria Financial Corp      Finance & Insurance           1.6%
ENSCO International, Inc.   Oil                           1.6%
Microchip Technology,       Information Services          1.5%
  Inc.                      & Technology
Health Management           Healthcare Products &         1.5%
  Associates, Inc.          Services
USA Waste Services, Inc.    Business Equipment            1.5%
TCF Financial Corp          Finance & Insurance           1.4%

Q WHAT IS YOUR OUTLOOK?

A We believe there are several factors that bode well for the future. Prices of small-company stocks are very attractive, relative to their large-cap counterparts. However, it is going to take earnings growth to drive small-cap prices higher over the long term. We believe that the development of new products and technologies should add the impetus that these stocks need to perform well over the long term. We are optimistic about economic growth. We believe that any increase in interest rates will be relatively small and will set the stage for moderate economic growth, relatively low inflation, and lower interest rates over the long term. We think this should be a positive backdrop for small companies.

                         (Diamond appears here)

   THIS COLUMN IS INTENDED TO ANSWER QUESTIONS ABOUT YOUR FUND.
   IF YOU HAVE A QUESTION YOU WOULD LIKE ANSWERED, PLEASE WRITE TO:
                  EVERGREEN KEYSTONE INVESTMENT SERVICES, INC.
                        ATTN. SHAREHOLDER COMMUNICATIONS
                      201 SOUTH COLLEGE STREET, SUITE 400,
                           CHARLOTTE, N.C. 28288-1195

PAGE 6
KEYSTONE SMALL COMPANY GROWTH FUND (S-4)

                            Your Fund's Performance

(Charts appear here with the following information)

Growth of an investment in
Keystone Small Company Growth Fund

                        5/86 5/87 5/88 5/89 5/90 5/91 5/93 5/94 5/95 5/96 5/97
Dividend Reinvestment    (Customer to supply plot points)
Initial Investment

A $10,000 investment in Keystone Small Company Growth Fund (S-4) made on May 31, 1987 with all distributions reinvested was worth $30,805 on May 31, 1997. Past performance is no guarantee of future results.

Comparison of change in value of a $10,000 investment in Keystone Small Company Growth Fund (S-4), the Russell
2000 Index, the NASDAQ Composite Index and the
Consumer Price Index.

                  5/31/87 5/88 5/89 5/90 5/91 5/92 5/93 5/94 5/95 5/96 5/97
Fund              (Customer to supply plot points)
CPI
Russell 2000
NASDAQ

Past performance is no guarantee of future results. The Russell 2000 index and NASDAQ Composite Index are unmanaged market indices. These indices do not include transaction costs associated with buying and selling securities nor any management fees. The Consumer Price Index, a measure of inflation, is through May 31, 1997.


The "If you redeemed" returns reflect the deduction of the 3% contingent deferred sales charge (CDSC) for those investors who sold Fund shares after one calendar year. Investors who retained their fund investment earned the returns reported in the second column of the table.
  The investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.
  You may exchange your shares for another Keystone Classic fund by phone or in writing. The Fund reserves the right to change or terminate the exchange offer.



TWELVE-MONTH PERFORMANCE      AS OF MAY 31, 1997
Total Return*                                       (8.61%)
Net asset value                          5/31/96   $10.35
                                         5/31/97   $ 8.44
Dividends                                          None
Capital gain distributions                         $ 1.02

* BEFORE DEDUCTION OF CONTINGENT DEFERRED SALES CHARGES
  (CDSC).

[CAPTION]

HISTORICAL RECORD                  AS OF MAY 31, 1997
                                   IF YOU     IF YOU DID NOT
                                  REDEEMED        REDEEM
CUMULATIVE TOTAL RETURN
1-year                             (11.06%)         (8.61%)
5-year                             106.68%         106.68%
10-year                            208.05%         208.05%

AVERAGE ANNUAL TOTAL RETURN
1-year                             (11.06%)         (8.61%)
5-year                              15.63%          15.63%
10-year                             11.91%          11.91%

SCHEDULE OF INVESTMENTS-- MAY 31, 1997

[CAPTION]

  SHARES                                             VALUE
COMMON STOCKS-- 97.2%
                   AUTOMOTIVE EQUIPMENT & MANUFACTURING--
                     1.7%
   359,500         Gentex Corp.................. $    7,190,000
   411,160         Tower Automotive Inc.........     16,292,215
                                                     23,482,215
                   BANKS-- 1.7%
    93,100   *     Community First Bankshares
                     Inc........................      3,217,769
   233,160   *     Hubco Inc....................      6,076,732
   390,080   *     North Fork Bancorp, Inc......      8,191,680
   207,800   *     Sovereign Bancorp Inc........      2,740,362
    61,646   *     Westamerica Bancorp..........      4,230,457
                                                     24,457,000
                   BUILDING, CONSTRUCTION & FURNISHINGS--
                     3.4%
   631,020         Champion Enterprises, Inc....     11,594,993
   235,419         Furniture Brands
                     International, Inc.........      3,678,422
   824,791   *     Oakwood Homes Corp...........     19,588,786
   125,000         Service Experts Inc..........      3,546,875
   194,160         Shaw Group Inc...............      3,373,530
   299,420         Toll Brothers, Inc...........      5,464,415
                                                     47,247,021
                   BUSINESS EQUIPMENT & SERVICES-- 4.8%
   235,660         Alternative Resources
                     Corp.......................      4,344,981
    25,000         American Management Systems
                     Inc........................        646,875
   339,780   *     Comdisco, Inc................     12,529,388
   325,121   *     G&K Services.................     10,525,792
   196,596   *     Norrell Corporation Georgia..      6,340,221
   141,000         Renaissance Solutions,
                     Inc........................      5,164,125
   584,616         USA Waste Services, Inc......     21,192,330
   217,945         Vincam Group Inc.............      6,701,809
                                                     67,445,521
                   CHEMICAL & AGRICULTURAL PRODUCTS-- 0.7%
   291,240   *     OM Group, Inc................      9,174,060
                   COMMERCIAL SERVICES-- 0.3%
   116,967         Budget Group Inc.............      3,260,455
    23,800         Hertz Corp...................        815,150
                                                      4,075,605
                   COMMUNICATION SYSTEMS & SERVICES--
                     0.5%
   200,000         Data General Corp............      4,275,000
   200,000         Fore Systems.................      3,312,500
                                                      7,587,500
  SHARES                                             VALUE
COMMON STOCKS (CONTINUED)
                   CONSUMER PRODUCTS & SERVICES-- 3.0%
   318,517         Action Performance Cos Inc... $    7,664,315
    69,880         Blyth Industries Inc.........      3,109,660
   532,484         Devry Inc....................     14,709,871
   370,069         Equity Corporation
                     International..............      8,812,268
   200,000   *     Stanhome Inc.................      6,275,000
   172,007         USA Detergents Inc...........      2,214,590
                                                     42,785,704
                   ELECTRONICS-- 7.3%
    53,200         ADFlex Solutions, Inc........        871,150
   353,857         Altron Inc...................      5,882,873
   626,640         Analog Devices, Inc..........     16,762,620
     3,500         Asyst Technologies Inc.......      1,337,906
   300,560   *     BMC Industries Inc...........      9,880,910
   150,000         Credence Systems Corp........      4,443,750
   291,240         DII Group Inc................      9,210,465
   488,320         ESS Technology Inc...........      7,538,440
    50,000         Flextronics International....      1,171,875
   200,000         Integrated Process Equipment
                     Corp.......................      3,662,500
   210,563   *     Linear Technology Corp.......     10,541,310
   433,889         Maxim Integrated Products
                     Inc........................     23,375,770
   289,007         Sipex Corp...................      8,597,958
                                                    103,277,527
                   FINANCE & INSURANCE-- 9.8%
   389,582         Amerin Corp..................      9,057,781
   561,462   *     Astoria Financial Corp.......     23,090,125
   248,255         The BISYS Group Inc. (a).....      9,418,174
   291,240   *     BostonFed Bancorp Inc........      4,405,005
    28,188   *     Capital Re Corp..............      1,236,749
   342,126   *     CMAC Investment Corp.........     14,240,995
   216,489   *     Everen Capital Corp..........      5,358,103
    90,648         First Alliance Company.......      2,232,207
   582,480         Firstplus Financial Group
                     Inc........................     14,780,430
   361,023   *     HCC Insurance Holdings Inc...      9,431,726
    97,080   *     Legg Mason, Inc..............      4,477,815
   266,970   *     Long Islands Bancorp Inc.....      9,293,893
   281,532   *     Queens County Bancorp........     11,648,386
   465,980   *     TCF Financial Corp...........     19,804,150
                                                    138,475,539

PAGE 8
KEYSTONE SMALL COMPANY GROWTH FUND (S-4)

SCHEDULE OF INVESTMENTS-- MAY 31, 1997

  SHARES                                             VALUE
COMMON STOCKS (CONTINUED)
                   FOOD & BEVERAGE PRODUCTS-- 1.1%
   351,527   *     Applebee's International
                     Inc........................ $    8,678,323
   382,500   *     Flowers Industries Inc.......      6,741,562
                                                     15,419,885
                   HEALTHCARE PRODUCTS & SERVICES-- 11.2%
    85,800         Agouron Pharmaceuticals
                     Inc........................      6,880,087
   180,000         American Home Patient Inc....      3,465,000
   964,198         Amylin Pharmaceuticals Inc...     12,474,312
    23,100         CRA Managed Care Inc.........      1,061,156
   281,026         Cytotherapeutics.............      1,563,207
   188,044         Cytyc Corp...................      4,595,325
   292,502         Emeritus Corp................      4,460,655
   662,085         Gilead Sciences Inc..........     17,834,915
   727,226         Health Management Associates,
                     Inc........................     21,271,360
   213,673         Heartport Inc................      5,141,507
   167,985         Idexx Laboratories, Inc......      2,383,287
   369,584         Lifecore Biomedical Inc......      5,151,077
   150,000         Lincare Holdings, Inc........      5,840,625
   582,480         Magainin Pharmaceutical......      4,295,790
   255,569         Neurogen Corp................      4,823,865
   192,510         Norland Medical Systems
                     Inc........................      1,672,431
   329,684         Parexel International
                     Corp.......................     10,776,546
   145,620         Pediatrix Med Group..........      5,788,395
   142,320         Perclose Inc.................      3,273,360
   512,582         Phymatrix Corp...............      7,336,330
   120,000         Polymer Group Inc............      1,740,000
   140,000         Rotech Medical Corp..........      2,388,750
   339,780         Strategic Distribution
                     Inc........................      1,337,884
   372,680         Thermo Cardiosystems Inc.....     10,015,775
   235,711         Total Renal Care Holdings
                     Inc........................      8,485,596
    63,102         Urologix Inc.................      1,064,846
    24,076         Virus Research Institute
                     Inc........................        153,485
   150,000
                   Weider Nutrition
                     International Inc..........      1,912,500
                                                    157,188,066
  SHARES                                             VALUE
COMMON STOCKS (CONTINUED)
                   INDUSTRIAL SPECIALTY PRODUCTS &
                     SERVICES-- 2.3%
   363,274         Brown & Sharpe Manufacturing
                     Co. Cl. A.................. $    5,176,655
   354,050         GTS Duratek Inc..............      3,075,809
   180,500   *     Roper Industries.............      8,867,062
    47,500   *     Trimas Corp..................      1,347,813
   438,037         United States Filter Corp....     13,798,165
                                                     32,265,504
                   INFORMATION SERVICES & TECHNOLOGY--
                     19.4%
   130,000         ABR Information Services
                     Inc........................      4,168,125
    15,000         Acxiom Corp..................        247,500
   280,800         Avid Technology Inc..........      6,598,800
   415,864         BDM International Inc........     10,656,515
   133,097         Bitstream Inc................        382,654
   217,000         Black Box Corp...............      7,649,250
   788,095         BMC Software, Inc............     42,606,386
   420,380         Cambridge Technology
                     Partners...................     12,847,864
    80,182         Ciber Inc....................      3,312,519
   483,700         Clarify Inc..................      5,834,631
   485,400         Cognex Corp..................     12,650,737
   207,654         Dataworks Corp...............      3,932,448
   485,400         Geoworks.....................      3,048,919
     4,000         Inacom Corp..................        129,250
   227,184         INSO Corp....................      6,346,953
    48,540         Manugistics Group Inc........      3,142,965
     5,000         May & Speh Inc...............         55,937
   205,290         McAfee Associates Inc........     13,510,648
   232,798         Mechanical Dynamics Inc......      2,182,481
   605,290         Microchip Technology Inc.....     21,601,287
   237,054   *     National Data Corp...........     10,400,744
   291,240         Parametric Technology Corp...     13,087,597
   236,681         Project Software &
                     Development Inc............      4,556,109
   150,000         Pure Atria Corp..............      2,390,625
   174,200         Radisys Corp.................      6,380,075
   350,000         Rational Software Corp.......      6,584,375
   504,816         Safeguard Scientifics Inc....     13,630,032
   348,323         Security Dynamics............     12,844,411
   832,455         Synopsys Inc.................     31,008,949
   100,000         Vantive Corp.................      2,687,500
   233,497         Wind River Systems Inc.......      7,880,524
                                                    272,356,810

SCHEDULE OF INVESTMENTS-- MAY 31, 1997

  SHARES                                             VALUE
COMMON STOCKS (CONTINUED)
                   LEISURE & TOURISM-- 2.0%
    43,000         Anchor Gaming................ $    1,832,875
    49,395         Casino America Inc...........            494
   479,589         Colorado Gaming &
                     Entertainment Company (c)..      2,158,150
   291,240   *     Louisiana Quinta Inns Inc....      6,698,520
   467,246         Promus Hotel Corp............     16,879,262
                                                     27,569,301
                   MACHINERY-- DIVERSIFIED-- 0.5%
    99,400         Omniquip International Inc...      1,994,213
   215,324         Rental Service Corp..........      4,683,297
                                                      6,677,510
                   METAL PRODUCTS & SERVICES-- 1.2%
   452,490         Molten Metal Tech Inc........      3,195,711
   250,000         Oregon Metallurgical Corp....      6,437,500
   235,613         RMI Titanium Company.........      5,478,002
   116,496         Special Metals Corp..........      2,169,738
                                                     17,280,951
                   NATURAL GAS-- 1.2%
   398,028         Nuevo Energy Company.........     17,363,972
                   OFFICE EQUIPMENT & SUPPLIES-- 2.0%
   485,400         EMC Corp.....................     19,355,325
   293,220         Komag Inc....................      8,466,727
                                                     27,822,052
                   OIL-- 8.7%
   191,240         BJ Services Company..........     10,566,010
    81,742   *     Carbo Ceramics Inc...........      1,808,542
   457,248         ENSCO International Inc......     22,805,244
   300,050         Falcon Drilling..............     13,764,794
   242,700         Forcenergy, Inc..............      8,464,162
   321,917         Global Industries, Inc.......      7,021,815
   160,182   *     KCS Energy Inc...............      6,667,576
   316,039         Newpark Resources, Inc.......     16,592,047
   448,999         Seacor Smit Inc..............     23,235,698
    24,950         Stone Energy Corp............        698,600
    83,586   *     Saint Mary Land & Exploration
                     Company....................      2,653,856
   325,218         Swift Energy Company.........      8,699,581
                                                    122,977,925
  SHARES                                             VALUE
COMMON STOCKS (CONTINUED)
                   PUBLISHING, BROADCASTING &
                     ENTERTAINMENT-- 1.7%
   371,040         Cox Radio Inc................ $    8,302,020
   388,320         Jacor Communications, Inc....     13,421,310
    75,800         Young Broadcasting Inc.
                     Cl. A......................      2,032,387
                                                     23,755,717
                   RETAILING & WHOLESALE-- 5.4%
   390,055         Abercrombie & Fitch Company..      6,777,205
   882,480         Corporate Express Inc........     12,244,410
   181,877         Global Directmail Corp.......      4,319,579
   141,240         Kohl's Corp..................      7,609,305
   187,680         Nautica Enterprises, Inc.....      4,422,210
   485,400         Saks Holdings Inc............     12,074,325
   493,200         Sports Authority Inc.........      8,877,600
   310,656   *     Tiffany & Company New........     14,406,672
   236,293         West Marine Inc..............      6,187,923
                                                     76,919,229
                   TELECOMMUNICATION SERVICES &
                     EQUIPMENT-- 6.1%
    77,800         ACC Corp.....................      1,993,625
   427,288         Aspect Telecommunications
                     Corp.......................      9,613,980
   398,978         Billing Information Concepts
                     Corp.......................     11,470,618
   138,300         Boston Communications Group..      1,339,781
   346,768         Brooks Fiber Properties
                     Inc........................      8,907,603
   435,000         McLeod USA Incorporated......     10,222,500
   326,286         Natural Microsystems Corp....      8,014,400
   300,000         Pairgain Technologies Inc....      6,281,250
   161,444         Proxim Inc...................      4,106,732
   121,700         Spectrian....................      2,692,612
   829,053         Tel-Save Holdings Inc........     12,746,690
   582,480         Winstar Communications Inc...      8,227,530
                                                     85,617,321
                   TRANSPORTATION-- 0.3%
   146,399         Coach USA Inc................      3,842,974
                   TRANSPORTATION-- 0.9%
   242,700   *     ASA Holdings, Inc............      6,310,200
    77,320         Railtex Inc..................      1,420,755
   153,956         Swift Transportation Inc.....      4,965,082
                                                     12,696,037
TOTAL COMMON STOCKS
  (COST $1,056,771,773)......................... 1,367,760,946

PAGE 10
KEYSTONE SMALL COMPANY GROWTH FUND (S-4)

SCHEDULE OF INVESTMENTS-- MAY 31, 1997

   PAR
  VALUE                                              VALUE

SHORT-TERM INVESTMENTS-- 1.9%
             GOVERNMENT AGENCIES-- 0.7%
10,000,000   FHLB Discount Notes
               5.50%, 6/2/97.................... $    9,998,472
             REPURCHASE AGREEMENTS-- 1.2%
16,205,000   Keystone Joint Repurchase Agreement
               (investments in repurchase
               agreements, in joint trading
               account, purchased 5/30/97,
               5.5734%, maturing 6/2/97,
               maturity value $16,212,526)(b)...
                                                     16,205,000
TOTAL SHORT-TERM INVESTMENTS
  (COST $26,203,472)............................     26,203,472
TOTAL INVESTMENTS
     (COST-- $1,082,975,245)            99.1%    1,393,964,418
OTHER ASSETS AND LIABILITIES--
            NET                              0.9     12,804,201
          NET ASSETS                      100.0% $1,406,768,619

*  Income producing securities.

FHLB-- Federal Home Loan Bank

(a) At May 31, 1997, the Fund owned 248,255 shares of common stock of The BISYS Group, Inc. at a cost of $6,474,363. During the year ended May 31, 1997 the Fund earned no dividend income from this investment. These shares were purchased prior to Evergreen Keystone Distributors Inc., a wholly owned subsidiary of The BISYS Group, Inc. becoming the Fund's principal underwriter and BISYS Fund Services, Inc. becoming the Fund's sub-administrator.

(b) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at May 31, 1997.
(c) Investment in non-controlled affiliate holding over 5% of outstanding shares. At May 31, 1997, the Fund held 479,589 of Colorado Gaming & Entertainment Company with a value of $2,158,150 and acquisition cost of $2,766,251. The Fund has not earned any income from this investment.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                                                                   YEAR ENDED MAY 31,
                         1997(A)         1996         1995         1994      1993(A)    1992(A)    1991(A)    1990(A)    1989(A)
NET ASSET VALUE
  BEGINNING OF YEAR         $10.35         $8.62        $7.64        $7.95      $7.61      $7.17      $6.24      $5.66      $4.48
INCOME FROM INVESTMENT
  OPERATIONS
Net investment income
  (loss)                     (0.11)        (0.13)       (0.07)       (0.12)     (0.12)     (0.08)     (0.04)      0.00       0.02
Net realized and
  unrealized gain (loss)
  on investments             (0.78)         2.87         1.68         0.63       1.82       0.98       1.17       0.63       1.20
Total from investment
  operations                 (0.89)         2.74         1.61         0.51       1.70       0.90       1.13       0.63       1.22
LESS DISTRIBUTIONS FROM
Net investment income         0.00          0.00         0.00         0.00       0.00       0.00       0.00      (0.05)     (0.01)
Net realized gain on
  investments                (1.02)        (1.01)       (0.63)       (0.82)     (1.36)     (0.46)     (0.20)      0.00      (0.03)
Total distributions          (1.02)        (1.01)       (0.63)       (0.82)     (1.36)     (0.46)     (0.20)     (0.05)     (0.04)
NET ASSET VALUE END OF
  YEAR                       $8.44        $10.35        $8.62        $7.64      $7.95      $7.61      $7.17      $6.24      $5.66
TOTAL RETURN (B)             (8.61%)       33.03%       23.58%        6.84%     28.76%     13.45%     19.42%     11.24%     27.45%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET
  ASSETS:
  Total expenses              1.75%         1.73%        1.78%        1.73%      2.04%      1.47%      1.48%      1.40%      1.27%
  Total expenses,
    excluding indirectly
    paid expenses             1.73%         1.72%         N/A          N/A        N/A        N/A        N/A        N/A        N/A
  Net investment income
    (loss)                   (1.32%)       (1.34%)      (1.10%)      (1.49%)    (1.68%)    (1.09%)    (0.68%)     0.02%      0.47%
PORTFOLIO TURNOVER RATE         48%           94%          38%          60%        78%        81%        73%        77%        57%
AVERAGE COMMISSION RATE
  PAID                     $0.0551       $0.0563          N/A          N/A        N/A        N/A        N/A        N/A        N/A
NET ASSETS END OF YEAR
  (THOUSANDS)           $1,406,769    $2,005,803   $1,459,955   $1,005,595   $965,959   $702,442   $623,291   $537,912   $503,908

                            1988
NET ASSET VALUE
  BEGINNING OF YEAR          $7.80
INCOME FROM INVESTMENT
  OPERATIONS
Net investment income
  (loss)                      0.00
Net realized and
  unrealized gain (loss)
  on investments             (1.64)
Total from investment
  operations                 (1.64)
LESS DISTRIBUTIONS FROM
Net investment income         0.00
Net realized gain on
  investments                (1.68)
Total distributions          (1.68)
NET ASSET VALUE END OF
  YEAR                       $4.48
TOTAL RETURN (B)            (22.39%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET
  ASSETS:
  Total expenses              1.17%
  Total expenses,
    excluding indirectly
    paid expenses              N/A
  Net investment income
    (loss)                    0.03%
PORTFOLIO TURNOVER RATE         80%
AVERAGE COMMISSION RATE
  PAID                         N/A
NET ASSETS END OF YEAR
  (THOUSANDS)             $442,020

 (a) Calculation based on average shares outstanding.

(b) Excluding applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.

PAGE 12
KEYSTONE SMALL COMPANY GROWTH FUND (S-4)

STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 1997

ASSETS
 Investments at market value (identified
   cost, $1,082,975,245)                      $1,393,964,418
 Cash                                                  4,911
 Foreign currency at market value
   (identified cost, $1,122,855)                   1,110,711
 Receivable for investments sold                  18,176,302
 Receivable for Fund shares sold                   6,513,064
 Interest and dividends receivable                   225,195
 Prepaid expenses                                    102,776
 Other assets                                        103,431
   Total assets                                1,420,200,808
LIABILITIES
 Payable for investments purchased                 8,028,277
 Payable for Fund shares redeemed                  3,920,705
 Distribution fees payable                           718,600
 Accrued expenses and other liabilities              764,607
   Total liabilities                              13,432,189
NET ASSETS                                    $1,406,768,619
NET ASSETS REPRESENTED BY
 Paid-in capital                              $  983,582,840
 Accumulated net investment loss                      (7,516)
 Accumulated net realized gains on
   investments                                   112,216,266
 Net unrealized appreciation on investments
   and foreign currency                          310,977,029
   Total net assets                           $1,406,768,619
NET ASSET VALUE PER SHARE OF BENEFICIAL
 INTEREST OUTSTANDING
 Net assets of $1,406,768,619 / 166,737,931
   shares outstanding                         $         8.44

STATEMENT OF OPERATIONS
YEAR ENDED MAY 31, 1997

INVESTMENT INCOME
 Dividends                                         $   2,562,283
 Interest                                              4,364,898
   Total income                                        6,927,181
EXPENSES
 Management fee                    $ 7,788,033
 Distribution plan expenses         16,641,755
 Transfer agent fees                 3,702,109
 Accounting expenses                    17,039
 Custodian fees                        700,665
 Professional fees                     150,577
 Trustees' fees and expenses            54,381
 Miscellaneous expenses                244,220
   Total expenses                   29,298,779
   Less: Expenses paid indirectly     (231,796)
 Net expenses                                         29,066,983
 Net investment loss                                 (22,139,802)
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS
 Net realized gain on investments
   and foreign currency related
   transactions                                      117,982,561
 Net change in unrealized
   appreciation on investments
   and foreign currency                             (279,047,661)
 Net realized and unrealized loss
   on investments and foreign
   currency                                         (161,065,100)
 Net decrease in net assets
   resulting from operations                       $(183,204,902)

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                             YEAR ENDED MAY 31,
                                                                                          1997               1996
OPERATIONS:
  Net investment loss                                                                $   (22,139,802)   $   (24,478,442)
  Net realized gain on investments                                                       117,982,561        389,754,504
  Net change in unrealized appreciation on investments and foreign currency             (279,047,661)       127,581,090
     Net increase (decrease) in net assets resulting from operations                    (183,204,902)       492,857,152
DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAINS ON INVESTMENTS                    (200,508,632)      (173,760,139)
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold                                                            1,018,919,437      1,354,600,987
  Payments for shares redeemed                                                        (1,402,606,782)    (1,267,570,849)
  Net asset value of shares issued in reinvestment of distributions                      168,366,921        139,720,568
     Net increase (decrease) in net assets resulting from capital share
      transactions                                                                      (215,320,424)       226,750,706
       Total increase (decrease) in net assets                                          (599,033,958)       545,847,719
NET ASSETS:
  Beginning of year                                                                    2,005,802,577      1,459,954,858
  End of year [including accumulated net investment loss of $7,516 and $7,483,
     respectively]                                                                   $ 1,406,768,619    $ 2,005,802,577

SEE NOTES TO FINANCIAL STATEMENTS.

PAGE 14
KEYSTONE SMALL COMPANY GROWTH FUND (S-4)

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

Keystone Small Company Growth Fund (S-4) (the "Fund") is a Pennsylvania common law trust for which Keystone Investment Management Company ("Keystone") is the investment advisor and manager. Keystone was formerly a wholly owned subsidiary of Keystone Investments, Inc ("KII") and is currently a subsidiary of First Union Corporation ("First Union").
  The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term growth of capital through investments in emerging growth companies.
  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Fund.

A. VALUATION OF SECURITIES

Investments are usually valued at the closing sales price, or, in the absence of sales and for over-the-counter securities, the mean of the bid and asked prices. Securities for which valuations are not available from an independent pricing service (including restricted securities) are valued at fair value as determined in good faith according to procedures established by the Board of Trustees.
  Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value. Short-term securities with greater than 60 days to maturity are valued at market value.

B. REPURCHASE AGREEMENTS

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with certain other Evergreen Keystone funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or federal agency obligations.
  Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. The Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement.

C. FOREIGN CURRENCY

The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currency amounts are translated into U.S. dollars as follows: market value of investments, assets and liabilities at the daily rate of exchange; purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gain (loss) resulting from changes in foreign currency exchange rates is a component of net unrealized appreciation (depreciation) on investments and foreign currency transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain (loss) on foreign currency transactions.

D. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into forward foreign currency exchange contracts ("forward contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain foreign currency assets or liabilities. Forward contracts are recorded at the forward rate and are marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gain (loss) on investments and foreign currency related transactions. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the other party will not fulfill their obligations under the contract. Forward contracts involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

E. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes amortization of discount and premium. Dividend income is recorded on the ex-dividend date.

F. FEDERAL INCOME TAXES

The Fund has qualified and intends to qualify in the future as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Fund is relieved of any federal income tax liability by distributing all of its net taxable investment income and net taxable capital gains, if any, to its shareholders. The Fund also intends to avoid excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal income tax is required.

G. DISTRIBUTIONS

The Fund distributes net investment income and net capital gains, if any, at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.
  Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to net operating losses generated by the Fund and the reclassification of certain gains related to the sale of passive foreign investment company securities.

2. CAPITAL SHARE TRANSACTIONS

The Fund's Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with a par value of $1.00. Transactions in shares of the Fund were as follows:

                                 YEAR ENDED MAY 31,
                                1997              1996
Shares sold                  121,645,715       141,592,081
Shares redeemed             (168,659,715)     (131,599,635)
Shares issued in
  reinvestment of
  distributions               19,925,079        14,560,340
Net increase (decrease)      (27,088,921)       24,552,786

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities excluding short-term securities for the year ended May 31, 1997, were $766,944,947 and $1,214,970,663, respectively.
  On May 31, 1997, the cost of investments for federal income tax purposes was $1,085,389,073, gross unrealized appreciation of investments was $394,159,617 and gross unrealized depreciation of investments was $85,584,272, resulting in net unrealized appreciation of $308,575,345 for federal income income tax purposes.

4. DISTRIBUTION PLAN

The Fund bears some of the costs of selling its shares under a Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays its principal underwriter amounts which are calculated daily and paid monthly.
  On December 11, 1996, the Fund entered into a principal underwriting agreement with Evergreen Keystone Distributors, Inc. (Formerly, Evergreen Fund Distributor, Inc.) ("EKD"), a wholly owned subsidiary of The BISYS Group, Inc. Prior to December 11, 1996, Evergreen Keystone Investment Services, Inc. (Formerly Keystone Investment Distributors Company) ("EKIS"), a

PAGE 16
KEYSTONE SMALL COMPANY GROWTH FUND (S-4)

wholly owned subsidiary of Keystone, served as the Fund's principal underwriter.
  Under the Plan, the Fund pays a distribution fee amount which may not exceed 1.00% of the Fund's average daily net assets. Of that amount, 0.75% is used to pay distribution expenses and 0.25% may be used to pay service fees. Contingent deferred sales charges paid by redeeming shareholders may be paid to EKD.
  The Plan may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the Fund. However, after the termination of the Plan, and subject to the discretion of the Independent Trustees, payments to EKD and/or EKIS may continue as compensation for services which had been earned while the Plan was in effect.
  EKD intends, but is not obligated, to continue to pay distribution costs that exceed the current annual payments from the Fund. EKD intends to seek full payment of such distribution costs from the Fund at such time in the future as, and to the extent that, payment thereof by the Fund would be within permitted limits.

5. INVESTMENT MANAGEMENT AGREEMENT AND OTHER AFFILIATED TRANSACTIONS

Under the terms of the investment advisory agreement dated December 11, 1996, Keystone serves as the investment adviser and manager to the Fund. As such, Keystone manages the Fund's investments, provides certain administrative services and supervises the Fund's daily business affairs. In return, Keystone is paid a management fee, computed daily and paid monthly, which is determined by applying percentage rates starting at 0.70% and declining as net assets increase to 0.35% per annum, to the average daily net asset value of the Fund.
  Prior to December 11, 1996, Keystone Management, Inc. ("KMI"), a wholly owned subsidiary of Keystone, served as investment manager to the Fund and provided investment management and administrative services. Under an investment advisory agreement between KMI and Keystone, Keystone served as investment adviser and provided investment advisory and management services to the Fund. In return for its services, Keystone received an annual fee equal to 85% of the management fee received by KMI.
  During the year ended May 31, 1997, the Fund paid or accrued $17,039 to Keystone for certain administrative and accounting services. Evergreen Keystone Service Company (formerly Keystone Investor Resource Center, Inc.), a wholly-owned subsidiary of Keystone, serves as the Fund's transfer and dividend disbursing agent.
  Effective January 1, 1997, BISYS Fund Services, Inc. ("BISYS"), an affiliate of EKD, began serving as the Fund's sub-administrator. As sub-administrator, BISYS provides the officers of the Fund. For this service, BISYS was paid a fee by Keystone, which was not a Fund expense.
  Officers of the Fund and affiliated Trustees receive no compensation directly from the Fund.

6. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an expense offset arrangement with its custodian. For the year ended May 31, 1997, the Fund incurred total custody fees of $700,665 and received a credit of $231,796 pursuant to this expense offset arrangement, resulting in a net custody expense of $468,869. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.

7. DISTRIBUTIONS TO SHAREHOLDERS

A distribution of $0.70 per share was declared on July 2, 1997 from the taxable net long-term capital gains realized during the fiscal year ended May 31, 1997. This distribution was payable on July 8, 1997 to shareholders of record at the close of business on July 2, 1997. This distribution is not reflected in the financial statements

INDEPENDENT AUDITORS' REPORT

THE TRUSTEES AND SHAREHOLDERS
KEYSTONE SMALL COMPANY GROWTH FUND (S-4)

We have audited the accompanying statement of assets and liabilities of Keystone Small Company Growth Fund (S-4), including the schedule of investments, as of May 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the ten-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Keystone Small Company Growth Fund (S-4) as of May 31, 1997, the results of its operations for the year then ended, the changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the ten-year period then ended in conformity with generally accepted accounting principles.

                                          KPMG Peat Marwick LLP

Boston, Massachusetts
June 27, 1997

PAGE 18
KEYSTONE SMALL COMPANY GROWTH FUND (S-4)

ADDITIONAL INFORMATION
(UNAUDITED)

The Fund held a special meeting of shareholders on Monday, December 9, 1996. On October 18, 1996, the record date for the meeting, the Fund had 212,762,098 shares outstanding, of which 144,843,580 shares were represented at the meeting. The votes at the meeting were as follows:

PROPOSAL 1: TO ELECT THE FOLLOWING PERSONS AS TRUSTEE OF THE FUND:

                                       NUMBER OF SHARES
  NOMINEES FOR TRUSTEE            AFFIRMATIVE      WITHHELD
  Lawrence B. Ashkin               141,046,717     3,796,863
  Frederick Amling                 141,122,165     3,721,415
  Charles A Austin, III            141,183,433     3,660,148
  Foster Bam                       141,056,902     3,786,678
  George S. Bissell                141,083,525     3,760,055
  Edwin D. Campbell                141,090,815     3,752,765
  Charles F. Chapin                141,112,237     3,731,343
  K. Dun Gifford                   141,185,185     3,658,395
  James S. Howell                  141,002,239     3,841,341
  Leroy Keith, Jr.                 141,180,151     3,663,429
  F. Ray Keyser                    141,079,535     3,764,045
  Gerald M. McDonnell              141,117,661     3,725,919
  Thomas L. McVerry                141,139,537     3,704,043
  William Walt Pettit              141,105,380     3,738,200
  David M. Richardson              141,188,804     3,654,776
  Russell A Salton, III M.D.       141,132,530     3,711,050
  Michael S. Scofield              141,121,690     3,721,890
  Richard J. Shima                 141,179,300     3,664,280
  Andrew J. Simons                 141,170,649     3,672,931

PROPOSAL 2: TO APPROVE AN INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT BETWEEN KEYSTONE INVESTMENT MANAGEMENT COMPANY AND THE FUND:

  Affirmative            137,959,295
  Against                  2,706,790
  Abstain                  4,177,495

FEDERAL TAX STATUS-- FISCAL 1997 DISTRIBUTIONS
(UNAUDITED)

During the fiscal year ended May 31, 1997, long-term capital gains distributions totalling $1.02 per share were paid in shares or cash.

In January 1998, we will send to you complete information on the distributions paid during the calendar year 1997 to help you in completing your federal income tax return.

                        This Page Left Blank Intentionally.

                                     KEYSTONE
                                FAMILY OF FUNDS
                             (Diamond appears here)
                              Balanced Fund (K-1)
                          Diversified Bond Fund (B-2)
                          Growth and Income Fund (S-1)
                          High Income Bond Fund (B-4)
                            International Fund Inc.
                                  Liquid Trust
                           Mid-Cap Growth Fund (S-3)
                         Precious Metals Holdings, Inc.
                            Quality Bond Fund (B-1)
                        Small Company Growth Fund (S-4)
                          Strategic Growth Fund (K-2)
                                 Tax Free Fund

This report was prepared primarily for the information of the Fund's shareholders. It is authorized for distribution if preceded or accompanied by the Fund's current prospectus. The prospectus contains important information about the Fund including fees and expenses. Read it carefully before you invest or send money. For a free prospectus on other Evergreen Keystone funds, contact your financial adviser or call Evergreen Keystone.


                Evergreen Keystone
(Tree appears here) FUNDS (SM) (Keystone symbol appears here)

   P.O. Box 2121
   Boston, Massachusetts 02106-2121


                               (Recycle symbol appears here)
S4-R 541255 7/97

                                    KEYSTONE
                              (Graphic appears here)
                                  SMALL COMPANY
                                GROWTH FUND (S-4)


                               Evergreen Keystone
            (Tree appears here) FUNDS (SM) (Keystone symbol appears here)

                                 ANNUAL REPORT
                                  MAY 31, 1997